EXHIBIT 10.16

WELLS FARGO	DISBURSEMENT ORDER

DATE: December 26, 2008

OFFICE: Fresno RCBO, 8405 N. Fresno Street, Suite #200, Fresno, CA 93720

WELLS FARGO BANK, NATIONAL ASSOCIATION, Is hereby authorized to pay the proceeds of the credit accommodation to the undersigned granted in the principal amount of $2,500,000.00 to the order of:

DDA			Total:	$

Account Number			Amount	$
Account Name:

WIRE			Total:	$

Destination Bank
ABA Number.			Amount:	$0
Bank Name:
Bank Address:
Bank City:	Bank State:	Bank Zip:
Beneficiary/Customer Account Name:
Beneficiary/Customer Account Number:
Remitter’s Text

OTHER			Total:	$

Type:			Amount:	$

S&W Seed Company

By:
Harry B. Hansen, Managing Partner

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CERTIFICATE OF TRUST

This Certificate is made by the undersigned, individually. and collectively, in his, her, its or their capacity as a trustee of The Paul F. Shoen Revocable Trust (the “Trust”), for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) pursuant to Nevada Revised Statutes §164.400 et seq. Each of the undersigned Trustee certifies, represents and warrants as follows:

1. Paul F. Shoen is the only duly appointed and acting trustee(s) of the Trust under an instrument executed on October 10, 2006, which Trust is still in existence. The following is the Trust name as set forth in the Trust’s formation documents (insert “none” if there is no Trust name): The Paul F. Shoen Revocable Trust.

2. The following are the names of each settlor of the Trust: Paul F. Shoen.

3. In connection with credit extended or to be extended by Bank to S&W Seed Company (“Borrower”), the Trust powers include the power to, and the trustees of the Trust are authorized to:

(A)               Borrow money from Bank, on such terms and conditions as Bank and the trustees shall determine.

(B)                 Grant to Bank security interests in and/or liens on all or certain assets of the trustees.

(C)                 Enter into any swap, derivative, foreign exchange, hedge or other similar transaction or arrangement with Bank, whether or not connected to a particular loan transaction.

☒                                  (D)                Guarantee payment of Borrower’s obligations to Bank.

(E)                  Subordinate Borrower’s obligations to and/or security interests in favor of the trustees to Borrower’s obligations to and/or security interests in favor of Bank.

(F)                  Become a partner in

(G)                 Become a member in                                                                      limited liability company.

4. The Trust is revocable, and the power to revoke the Trust is held by Paul F. Shoen.

5. This Certificate is being signed by all of the currently acting and authorized trustees of the Trust.

6. Under the terms of the Trust, all of the currently acting trustees are required to sign documents in order to exercise the powers of the trustees.

7. The Trust taxpayer identification number is social security number                .

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8. Title to the Trust assets should be taken in the following manner:

9. The trustees of the Trust have the authority to enter into the transactions with respect to which this Certificate is being delivered, and such transactions will create binding obligations on the assets of the Trust.

10. All information contained in this Certificate is true and correct, and Bank as a third party ,conducting business with the trustees of the Trust may rely on this information until Bank receives written notice of any changes signed by each trustee.

11. The Trust has not been revoked, modified or amended in any manner which would cause the representations contained in this Certificate to be incorrect.

12. The Trust is not a ‘business trust’ as defined in, or established under, any state statute.

The undersigned declares under penalty of perjury under the laws of the State of Nevada that the foregoing is true and correct, and that this Certificate was executed at  Nevada.

TRUSTEE(S):

By:	/s/ PF Shoen	Date:	1-6-09
Paul F. Shoen

ATTACH NOTARY ACKNOWLEDGMENTS

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California	)

County of Humboldt	)

On	1/6/09	before me,	T. Petersen, Notary Public
	Date		Here Insert Name and Title of the Officer

Personally appeared	Paul F. Shoen
Name(s) of Signer(s)

[SEAL]	T. PETERSEN Commission # 1610156 Notary Public — California Humboldt County My Comm. Expires Sep 30, 2009

who proved to me on the basis of satisfactory evidence to be the person(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signatures	/s/ T. Petersen

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document		Certificate of Trust

Document Date:	1/6/09	Number of Pages:	2

Signer(s) Other Than Named Above:

Capacity(ies) Claimed By Signer(s)

Signer’s Name:	Paul F. Shoen	Signer’s Name:
☒ Individual		☐ Individual
☐ Corporate Officer — Title(s):		☐ Corporate Officer — Title(s):
☐ Partner – ☐ Limited ☐ General		☐ Partner – ☐ Limited ☐ General
☐ Attorney in Fact		☐ Attorney in Fact
☐ Trustee		☐ Trustee
☐ Guardian or Conservator		☐ Guardian or Conservator
☐ Other		☐ Other

Signer is Representing:		Signer is Representing: